                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                             NORSTAN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
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
                                     [LOGO]

                              5101 SHADY OAK ROAD
                          MINNETONKA, MINNESOTA 55343

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 21, 1999

                            ------------------------

TO THE SHAREHOLDERS OF NORSTAN, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Norstan, Inc., a Minnesota corporation, will be held on Tuesday, September 21, 1999, at 2:00 p.m., at 5101 Shady Oak Road, Minnetonka, Minnesota 55343, for the following purposes:

    1.  To elect seven directors.

    2. To adopt the 2000 Employee Stock Purchase Plan of Norstan, Inc. and the reservation for issuance thereunder of 400,000 shares of the Company's common stock.

    3. To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 2000.

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on July 23, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

    Each of you is invited and urged to attend the Annual Meeting in person if possible. Whether or not you are able to attend in person, you are requested to date, sign and return promptly the enclosed proxy in the envelope enclosed for your convenience.

                                          By Order of the Board of Directors

                                                      [SIGNATURE]

                                          /s/ NEIL I. SELL, SECRETARY

August 18, 1999

                                PROXY STATEMENT
                     FOR ANNUAL MEETING OF SHAREHOLDERS OF
                                 NORSTAN, INC.
                              5101 SHADY OAK ROAD
                          MINNETONKA, MINNESOTA 55343
                         TO BE HELD SEPTEMBER 21, 1999

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Norstan, Inc. (the "Company") for use at the Annual Meeting of shareholders on September 21, 1999, and any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy will first be sent or given to shareholders is August 18, 1999.

    The expense of the solicitation of proxies for this Annual Meeting, including the cost of mailing, has been borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

                         VOTING AND REVOCATION OF PROXY

    Only shareholders of record at the close of business on July 23, 1999 are entitled to notice of and to vote at the meeting. Each share so held entitles the holder to one vote upon each matter to be voted upon. On July 23, 1999, the Company had outstanding 10,850,996 shares of common stock. A quorum, consisting of a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

    All shares represented by proxies which have been properly executed and returned will be voted at the meeting. Where a specification is made by the shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted (i) FOR the election of the nominees for directors named in this Proxy Statement, (ii) FOR the adoption of the 2000 Employee Stock Purchase Plan of Norstan, Inc. and the reservation for issuance thereunder of 400,000 shares of the Company's common stock, and (iii) FOR the ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 2000.

    Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                             ELECTION OF DIRECTORS

    The property, affairs and business of the Company are managed under the direction of the Board of Directors. The bylaws of the Company provide that the number of directors shall be not less than three nor more than fifteen, with the number to be determined by the Board of Directors. The Board of Directors has fixed the number of directors at seven for the ensuing year, and seven directors will be elected at the Annual Meeting for a term of one year. Each of the nominees named below is now a director of the Company and has served continuously as a director of the Company since the year indicated. All nominees have indicated a willingness to serve if elected.

    All shares represented by proxies which have been properly executed and returned will be voted for the election of the seven nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason be unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as may be selected in accordance with the best judgment of the proxy holders named therein. The Board of Directors knows of no reason to anticipate that any of the nominees named herein will be unable or unwilling to serve. Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting.

                                                                                                                  DIRECTOR
NAME OF DIRECTOR NOMINEE                                     POSITION WITH THE COMPANY                  AGE         SINCE
------------------------------------------------  ------------------------------------------------      ---      -----------
Paul Baszucki...................................  Chairman of the Board and Director                        59         1975
David R. Richard................................  President, Chief Executive Officer and Director           57         1997
Richard Cohen...................................  Vice Chairman of the Board and Director                   55         1971
Constance M. Levi...............................  Director                                                  59         1993
Gerald D. Pint..................................  Director                                                  63         1983
Dr. Jagdish N. Sheth............................  Director                                                  60         1995
Herbert F. Trader...............................  Director                                                  62         1983

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

                        NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS AND NOMINEES

    Certain information concerning the directors and nominees of the Company is set forth below.

    PAUL BASZUCKI has been Chairman of the Board of the Company since May 1997 and has served as a director since 1975. He was the Chief Executive Officer of the Company from 1986 to May 1997. Mr. Baszucki was Co-Chairman of the Board of Directors of the Company from June 1995 to May 1997 and Vice Chairman of the Board of Directors of the Company from 1987 to June 1995. He served as President and Chief Operating Officer of the Company from 1984 to 1987. Prior to 1984, Mr. Baszucki was Chief Executive Officer of Norstan Communications, Inc. Mr. Baszucki is also a director of Washington Scientific Industries, Inc. and G & K Services, Inc.

    DAVID R. RICHARD has been President and Chief Executive Officer of the Company since May 1997 and has served as a director since September 1997. Prior to joining Norstan, Mr. Richard retired from the IBM Corporation in 1997 after 30 years of service. His IBM career started in 1967 in Santa Barbara, California, and included a number of executive assignments in Atlanta, Cincinnati, Dallas, Minneapolis and San Francisco. In 1996, Mr. Richard was named general manager of services for IBM North America and helped lead IBM in the design, development and delivery of the company's services strategy and implementation. Mr. Richard is the chairperson of the Greater Minneapolis Chamber of Commerce and a director of the Lind Family Foundation.

    RICHARD COHEN has been Vice Chairman of the Board of the Company since 1984 and has served as a director since 1971. Mr. Cohen served as the Company's Treasurer from 1971 to June 1997 and as Chief Financial Officer of the Company from May 1991 to June 1997.

    CONSTANCE M. LEVI has served as a director since 1993. She was President of the Greater Minneapolis Chamber of Commerce from August 1988 until her retirement in 1994. Ms. Levi is a Trustee of the Lutheran Brotherhood Family of Funds. Ms. Levi was formerly the chairperson of Hamline University Board, Chair of the Ethics Division of the Amdahl Commission and Majority Leader of the Minnesota House of Representatives. Ms. Levi has served as a director or member of numerous governmental, public service, and nonprofit boards and organizations.

    GERALD D. PINT has served as a director since 1983. Since 1993, he has been a telecommunications consultant. He was the Group Vice President for the Telecom Systems Group of 3M from 1989 until his retirement from 3M in 1993. Mr. Pint was Group Vice President for ElectroTelecommunications Group of 3M Company from 1982 to 1989. Mr. Pint is also a director of Inventronics, Ltd. and Communications Systems, Inc.

    DR. JAGDISH N. SHETH has served as a director since 1995. He has been the Charles H. Kellstadt Professor of Marketing in the Goizueta Business School, Emory University since 1991. Prior to Dr. Sheth's present position, he was the Robert E. Brooker Professor of Marketing at the University of Southern California (7 years), the Walter H. Stellner Distinguished Professor of Marketing at the University of Illinois (15 years), and on the faculty of Columbia University (5 years), as well as the Massachusetts Institute of Technology (2 years).

    HERBERT F. TRADER has served as a director since 1983. Mr. Trader has been a consultant specializing in international marketing and management and telecommunication delivered computer services since 1995. From January 1991 to January 1995, Mr. Trader was Vice President and Director, International Programs of William C. Norris Institute, a nonprofit corporation which promotes the use of computer technology to enhance education and information exchange on an international level. From 1987 until his retirement in January 1991, Mr. Trader served as Vice President, Training and Education Group for Control Data Corporation, a computer company. Mr. Trader was President of

Business Development Group for Control Data Corporation from 1985 to 1987. Mr. Trader serves as a director of Jumpstech, Inc., a development stage e-commerce company.

    The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which any person has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

BOARD ACTIONS AND COMMITTEES

    During the fiscal year ended April 30, 1999, the Company's Board of Directors met 11 times. All of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees of the board on which he or she served.

    The Board of Directors has an Audit Committee, consisting of three non-employee directors, Constance M. Levi, Herbert F. Trader and Richard Cohen. The Audit Committee, which met on three occasions during the fiscal year ended April 30, 1999, reviews and reports to the Board with respect to various auditing and accounting matters, including the engagement of independent auditors, the scope of audit procedures, the scope, frequency and results of internal audits, and the adequacy of internal accounting controls.

    The Board of Directors has a Compensation and Stock Option Committee, consisting of three non-employee directors, Gerald D. Pint and Jagdish Sheth and Richard Cohen. The Compensation and Stock Option Committee, which met four times during the fiscal year ended April 30, 1999, grants stock options and other awards, reviews salary levels, bonuses and other matters and makes recommendations to the Board of Directors in connection therewith.

    The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

    Non-employee directors receive an annual retainer fee of $12,000 payable in shares of the Company's common stock. Non-employee directors also receive a per meeting fee of $1,500 for each Board of Directors' meeting attended. Employee directors do not receive any fees for serving on the Board or on any Board committee. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board and committee meetings.

    Under the Norstan, Inc. Restated Non-Employee Directors' Plan, each director of the Company who was not an employee of the Company or a subsidiary receives a 20,000 share option upon his or her initial election as a director. The exercise price of the option is equal to the market price on the date of grant. The Restated Non-Employee Directors' Plan provides that options generally become exercisable in installments over a four-year period. If a person ceases to be a director, he or she may exercise the option within two years after ceasing to be a director to the extent it is otherwise exercisable at the date of termination. A total of 157,560 shares are reserved for issuance under the Restated Non-Employee Directors' Plan.

    In September 1998, each non-employee director received an option grant covering 1,000 shares of the Company's common stock. These options were fully vested on the date of grant.

    As of July 31, 1999, options to purchase 73,800 shares were outstanding under the Restated Non-Employee Directors' Plan and 83,760 shares are available for grant.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    Certain information concerning current executive officers of the Company who are not directors is set forth below.

                                                                                                                EXECUTIVE
                                                                                                                 OFFICER
NAME OF EXECUTIVE                                          POSITIONS WITH THE COMPANY                 AGE         SINCE
-----------------------------------------------  -----------------------------------------------      ---      -----------
Kenneth S. MacKenzie...........................  Executive Vice President and Chief Financial             58         1997
                                                 Officer
Roger D. Van Beusekom..........................  Executive Vice President of Financial Services           60         1996
Peter E. Stilson...............................  Executive Vice President of Communication                46         1999
                                                 Solutions
Jeffrey A. Lusenhop............................  President, Norstan Consulting, Inc.                      46         1999

    KENNETH S. MACKENZIE has been Executive Vice President and Chief Financial Officer of the Company since June 1997. From March 1996 to June 1997, Mr. MacKenzie served as Vice President of Strategic Alliances of Manpower Inc., an employment services organization. From December 1995 to March 1996, Mr. MacKenzie served as Vice President of McKesson Drug Co., a distributor of drugs and toiletries. From December 1994 to December 1995, Mr. MacKenzie was Director of Managed Services of Manpower Inc. From August 1992 to December 1994, Mr. MacKenzie was General Manager of Tascor, an outsourcing services organization. From April 1990 to August 1992, he was Chief Financial Officer of Eduquest, an IBM educational business unit.

    ROGER D. VAN BEUSEKOM has been Executive Vice President of Financial Services since February 1996. Mr. Van Beusekom served in various managerial capacities with Financial Services from 1986 to 1992.

    PETER E. STILSON has been Executive Vice President of Communication Solutions since December 1998. Mr. Stilson has been employed by Norstan since July 1987. From February 1998 to December 1998, Mr. Stilson served as Vice President of Sales for Canada. From May 1996 to February 1998, Mr. Stilson was Vice President/General Manager of the Southern (U.S.) Area. Mr. Stilson was Director of Sales for the South Region from January 1994 to May 1996. Previously, Mr. Stilson held several Norstan sales management positions.

    JEFFREY A. LUSENHOP has been President of Norstan Consulting since July 1999. From April 1998 to July 1999, Mr. Lusenhop served as President of Connaissance Consulting, LLC, a 75 percent owned subsidiary of Norstan. From June 1995 to April 1998, Mr. Lusenhop served as Vice President of Information Systems of Nationwide Insurance and Casualty Company, a division of the Nationwide Insurance Enterprise. From July 1975 to June 1995, Mr. Lusenhop held several positions in the information technology industry for NCR Corporation, which was later succeeded by AT&T.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

    The Compensation and Stock Option Committee ("Committee") of the Board of Directors is composed entirely of non-employee directors. The Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. Further, the Committee annually reviews and makes recommendations to the Board of Directors concerning the compensation to be paid to the executive officers who are also directors. The base salaries and bonus formulas for Messrs. Baszucki and Richard were determined by the Board of Directors acting on the recommendations of the Committee. Messrs. Baszucki and Richard annually review and establish the base salaries and bonus formulas for all other executive officers who are not directors of the Company.

    The components of the Company's executive compensation program, which are subject to the discretion of the Committee on an individual basis, include (a) base salaries, (b) performance based bonuses, (c) stock options, (d) restricted stock grants and (e) other awards.

    The Committee intends to utilize direct compensation as a tool to attract and retain the high-quality executive talent needed to grow and develop the Company's businesses. Compensation is also intended to motivate increased performance within the Company and to reward sustained performance of individuals who achieve and exceed performance goals. The Company's compensation programs strive to encourage results that foster higher levels of individual performance and teamwork, provide value-added products and services to customers and enhance shareholder value. For senior-level executives, the Company's compensation programs are designed to link executive compensation to the Company's financial performance. The programs also align executives toward common goals and tie their rewards significantly to the creation of value for shareholders.

    The Company's executive officers are eligible for annual cash bonuses under a performance bonus program. The program provides for the establishment of various annual performance goals which, if achieved, result in the payment to participants of cash compensation over and above their base salary. The program is intended to focus management attention on key business goals and to reward superior performance. Goals under the program generally include corporate performance objectives and business unit performance objectives. The target level of pretax earnings is assigned a significantly greater weight than the weight assigned to each of the remaining factors. At the beginning of the fiscal year ended April 30, 1999, performance goals for purposes of determining annual incentive compensation were determined based on strategic and financial measurements including a target level of pretax earnings. For fiscal 1999, the Company's executive officers were eligible to receive a specified percentage of their base salary as a bonus payable upon achievement of established Company performance goals.

LONG-TERM COMPENSATION PROGRAM

    The Norstan, Inc. 1995 Long-Term Incentive Plan (the "1995 Plan") provides for grants of stock options, restricted stock grants, stock appreciation rights, performance awards and other stock based awards. Through stock grants and awards under this plan, executives will receive significant equity appreciation opportunities which provides an incentive to build long-term shareholder value.

STOCK OPTIONS AND RESTRICTED STOCK AWARDS

    Stock options reward and encourage effective leadership that contribute to the Company's long-term financial success, as measured by the appreciation in its stock price. Stock options only have value for the executives when the price of the Company's stock appreciates in value from the date the stock options are granted. All shareholders will benefit from such increases in the Company's stock price.

    Executives are considered for stock option grants consistent with the Company's goal to include in total compensation a long-term equity appreciation opportunity for executives. This approach also provides a greater opportunity for reward when long-term performance is consistently achieved. Generally, stock options are granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant, have ten-year terms, and have exercise restrictions which lapse over a three to five year period. Restricted stock awards generally have restrictions that lapse over a three to five year period. The annual bonus and long-term incentives impose considerable risk upon the total executive compensation package. These elements are variable, may fluctuate significantly from year to year and are directly tied to the Company's financial and stock price performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The salary and bonus of the Chief Executive Officer are set by and subject to the discretion of the Committee with Board approval. The compensation for David Richard, the Company's Chief Executive Officer during fiscal 1999, was determined by using a process and applying a philosophy similar to that employed for other executive officers. The Committee considers its members' views as to comparative compensation for like positions at other businesses, together with its own assessment of Mr. Richard's performance and contributions to the Company, recommending a salary and performance bonus formula for the Board of Directors' approval. For fiscal 1999 no bonus was paid to Mr. Richard or to any of the senior executives since the Company did not achieve its performance objectives.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving members of the Board of Directors, or its Compensation and Stock Option Committee.

GENERAL

    The Committee has reviewed the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, relating to the deductibility of annual executive compensation in excess of $1,000,000. The Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers in the near future.

    The purpose of this report is to inform shareholders of the responsibilities and the philosophy of the Committee with respect to executive compensation. Neither this report nor the Performance Graph are intended to be used for any other purpose or to be incorporated by reference in any of the Company's past or future filings with the Securities and Exchange Commission.

August 12, 1999                                Compensation and Stock Option Committee
                                               Gerald D. Pint
                                               Dr. Jagdish N. Sheth
                                               Richard W. Cohen

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    Each of Messrs. Baszucki, Richard and MacKenzie (the "Executives") has entered into an employment agreement with the Company (collectively, the "Agreements"). The Agreements expire on April 30, 2001, subject to automatic renewal for an additional 24 month period each May 1, unless the Company provides the Executive with prior written notice to the contrary. The Agreements provide that Executives are entitled to participate in all employee benefit plans and fringe benefit programs maintained by the Company for its executive officers. In the event of death or other termination of employment without "cause" (as defined in the Agreements) during the term of the Agreements, each Executive is entitled to receive his base salary for a period of 12 months thereafter. Current base salaries are $340,000, $366,000 and $187,250, respectively, for Messrs. Baszucki, Richard and MacKenzie. Each Agreement also contains a provision designed to encourage the Executives to carry out their employment duties in the event of a change of control (as defined below). Such provisions state that upon a change of control, the Executive's period of employment under the Agreement is automatically extended to the date that is 36 months from the date of the change in control. In addition, if after a change in control the Executive's employment is terminated by the Company without cause or by the Executive within 18 months after the change in control or by him during the term of the Agreement as a result of (i) changes in his duties, compensation, benefits or work location,

(ii) a risk of mental or physical illness posed by contractual performance of his duties, or (iii) "good reason" (as defined in the Agreement), the Executive will receive as compensation twice his annual salary and incentive payment, the vesting of all shares of restricted stock, performance awards, stock appreciation rights and stock options and certain other benefits.

    A "change in control" is deemed to occur when and if (i) any person (1) makes a tender offer for the Company's common stock pursuant to which shares of the Company are purchased or (2) acquires at least 20% of Company's stock or
(ii) the shareholders of the Company approve a plan of merger or consolidation or to sell substantially all the assets of the Company or to liquidate the Company or (iii) a majority of the Board of Directors become individuals other than "Continuing Directors" (as defined in the Agreements).

    In September 1998 the Company entered into a consulting agreement with Richard Cohen, a member of the Company's Board of Directors and former employee. The agreement, which expires in August 2002, provides that Mr. Cohen will consult with management and members of the Board of Directors from time to time as required by the Board. Mr. Cohen receives consulting fees of $150,000 per year and is prohibited from directly or indirectly competing with the Company during the term of the Agreement.

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company as of April 30, 1999, whose total annual salary and bonus compensation for the most recent fiscal year exceeded $100,000.

                                                                                             LONG-TERM COMPENSATION
                                                                                                     AWARDS
                                                                                            ------------------------
                                                           ANNUAL COMPENSATION(1)                        RESTRICTED
                                                   ---------------------------------------  SECURITIES      STOCK       ALL OTHER
                                                                           OTHER ANNUAL     UNDERLYING     AWARDS     COMPENSATION
NAME AND PRINCIPAL POSITION           FISCAL YEAR  SALARY($)  BONUS($)    COMPENSATION($)     OPTIONS     ($)(2)(3)      ($)(4)
------------------------------------  -----------  ---------  ---------  -----------------  -----------  -----------  -------------
Paul Baszucki.......................        1999     325,000         --             --          60,000           --        20,858
  Chairman and Director                     1998     308,700    197,108             --          25,000           --        14,232
                                            1997     308,700    165,926             --              --       91,500        13,579

David R. Richard....................        1999     350,000         --         48,251          75,000           --        15,804
  President and Chief Executive             1998     275,000    169,167             --          80,000      283,750         4,206
  Officer

Kevin Paulsen.......................        1999     217,692         --             --          37,500      360,000         7,455
  Executive Vice President, Norstan         1998     117,115     67,397             --          30,000      109,200            --
  Consulting, Inc.

Kenneth S. MacKenzie................        1999     175,000         --             --          37,500           --         6,630
  Executive Vice President                  1998     143,611     77,191             --          30,000           --         3,546
  Chief Financial Officer

Roger D. Van Beusekom...............        1999     150,000         --             --          15,000           --         8,772
  Executive Vice President,                 1998     136,515     99,826             --          15,000           --         4,750
  Financial Services                        1997     131,264     98,448             --          15,000           --         4,500

------------------------

(1) Other annual compensation reported for Mr. Richard consists of country club initiation fees and dues aggregating $42,851 and an automobile allowance of $5,400. As permitted by the Security and Exchange Commission's rules governing disclosure of executive compensation, perquisites and other personal benefits for other named executive officers are excluded from the table above because in each case the aggregate thereof did not exceed the lower of (i) 10 percent of the sum of the named executive officer's salary and bonus, or
    (ii) $50,000.

(2) Restricted stock becomes vested in three to five equal annual installments. The first installment becomes vested one year from the date of grant. Any dividends declared on the Company's common stock will be paid on all shares of restricted stock granted under the 1995 Long-Term Incentive Plan.

(3) As of April 30, 1999, Messrs. Richard and Paulsen held 12,000 and 15,730 shares, respectively, of restricted common stock of the Company, all subject to risk of forfeiture which, on such date, had an aggregate market value of $277,300. Based on the closing price of a share of common stock of $10.00 on the Nasdaq National Market System at fiscal year-end.

(4) All Other Compensation reported represents: (i) Company matching contributions to the 401(k) Plan of $11,241 for Mr. Baszucki, $10,525 for Mr. Richard, $7,170 for Mr. Paulsen, $6,630 for Mr. MacKenzie and $7,582 for Mr. Van Beusekom and (ii) payments for executive disability insurance premiums as follows: Mr. Baszucki, $9,617, Mr. Richard, $5,279, Mr. Paulsen, $285 and Mr. Van Beusekom, $1,190.

STOCK OPTIONS

    The following tables provide certain information with respect to stock options granted and stock options exercised in fiscal 1999 by the named executive officers and the value of such officers' unexercised options at April 30, 1999.

                                                      INDIVIDUAL GRANTS(1)                        POTENTIAL REALIZABLE
                                ----------------------------------------------------------------    VALUE OF ASSUMED
                                                     PERCENTAGE OF                                ANNUAL RATES OF STOCK
                                    NUMBER OF        TOTAL OPTIONS                                 PRICE APPRECIATION
                                   SECURITIES         GRANTED TO       EXERCISE OR                 FOR OPTION TERM(4)
                                UNDERLYING OPTION    EMPLOYEES IN      BASE PRICE    EXPIRATION   ---------------------
NAME                               GRANTED(2)         FISCAL YEAR     ($/SHARE)(3)      DATE        5%($)      10%($)
------------------------------  -----------------  -----------------  -------------  -----------  ---------  ----------
Paul Baszucki.................         40,000                4.7%           20.72      8-07-08      521,228   1,320,894
                                       20,000                2.3%           15.47     12-01-08      194,580     493,104
David R. Richard..............         50,000                5.8%           20.72      8-07-08      651,535   1,651,117
                                       25,000                2.9%           15.47     12-01-08      243,225     616,380
Kevin Paulsen.................         25,000                2.9%           24.00      6-18-08      377,337     956,245
                                       12,500                1.5%           15.47     12-01-08      121,612     308,190
Kenneth S. MacKenzie..........         25,000                2.9%           24.00      6-18-08      377,337     956,245
                                       12,500                1.5%           15.47     12-01-08      121,612     308,190
Roger D. Van Beusekom.........         10,000                1.2%           24.00      6-18-08      150,935     382,498
                                        5,000                 .6%           15.47     12-01-08       48,645     123,276

------------------------

(1) No SAR grants were made in the last fiscal year.

(2) The options become exercisable with respect to 25 percent of the shares one year after the date of grant and an additional 25 percent of the shares becomes exercisable on the same date of each of the three succeeding years.

(3) The options were granted at 100 percent of the fair market value on the date of grant. The optionee may satisfy the exercise price by submitting cash or, at the discretion of the Compensation and Stock Option Committee, shares of common stock.

(4) The dollar amounts in these columns are the result of calculations at the 5 percent and 10 percent rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's common stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

    The following table summarizes information with respect to options held by the executive officers named in the Summary Compensation Table and the value of the options held by such persons as of the end of the last fiscal year.

                                                                                                 VALUE OF UNEXERCISED
                                                                   NUMBER OF UNEXERCISED       IN-THE MONEY OPTIONS AT
                                        SHARES                     OPTIONS AT FY-END (#)              FY-END ($)
                                      ACQUIRED ON     VALUE     ----------------------------  --------------------------
NAME                                  EXERCISE(#)  REALIZED($)  EXERCISEABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------------------  -----------  -----------  -------------  -------------  -----------  -------------
Paul Baszucki.......................          --           --         5,000          80,000           --            --

David R. Richard....................          --           --        32,000         123,000           --            --

Kevin Paulsen.......................          --           --         6,000          61,500           --            --

Kenneth S. MacKenzie................          --           --         6,000          61,500           --            --

Roger D. Van Beusekom...............          --           --         9,000          36,000           --            --

PERFORMANCE GRAPH

    The following performance graph compares cumulative total shareholder returns on the Company's common stock over the last five fiscal years, ended April 30, 1999, with The Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Non-Financial Stock Index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                                 NORSTAN, INC.
             PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPANY     MARKET      PEER

                Index      Index      Index
4/29/94       100.000    100.000    100.000
5/31/94        96.923    100.244     99.230
6/30/94       107.692     96.580     94.384
7/29/94       106.154     98.564     96.863
8/31/94       119.231    104.844    103.469
9/30/94       116.923    104.576    103.747
10/31/94      123.077    106.616    106.768
11/30/94      118.462    103.083    103.277
12/30/94      107.692    103.363    103.381
1/31/95       113.846    103.957    103.030
2/28/95       118.077    109.452    108.340
3/31/95       140.000    112.701    112.172
4/28/95       138.462    116.251    116.199
5/31/95       144.615    119.258    118.862
6/30/95       149.231    128.916    129.707
7/31/95       153.846    138.383    139.604
8/31/95       156.923    141.193    141.435
9/29/95       160.000    144.443    144.617
10/31/95      153.846    143.611    143.137
11/30/95      153.846    146.980    145.826
12/29/95      155.385    146.202    144.094
1/31/96       155.385    146.934    145.137
2/29/96       156.923    152.534    151.575
3/29/96       165.000    153.047    151.346
4/30/96       166.154    165.725    166.011
5/31/96       220.000    173.329    174.342
6/28/96       229.231    165.516    164.675
7/31/96       200.000    150.781    147.948
8/30/96       203.077    159.239    156.234
9/30/96       212.308    171.411    168.818
10/31/96      216.923    169.514    165.739
11/29/96      196.923    180.031    175.714
12/31/96      221.539    179.880    175.065
1/31/97       206.154    192.645    188.606
2/28/97       190.769    181.990    175.323
3/31/97       190.769    170.124    163.250
4/30/97       172.308    175.421    168.675
5/30/97       178.462    195.292    189.088
6/30/97       200.000    201.295    193.473
7/31/97       215.385    222.505    214.781
8/29/97       240.000    222.173    214.467
9/30/97       264.616    235.346    226.606
10/31/97      276.923    223.086    212.838
11/28/97      304.616    224.275    212.502
12/31/97      292.308    220.417    205.004
1/30/98       289.231    227.393    214.222
2/27/98       343.077    248.775    236.214
3/31/98       304.616    257.954    244.950
4/30/98       295.385    262.298    249.178
5/29/98       304.616    247.739    234.910
6/30/98       308.462    265.042    252.674
7/31/98       283.077    261.932    250.261
8/31/98       215.385    210.215    199.416
9/30/98       215.385    239.396    227.904
10/30/98      210.769    249.745    237.713
11/30/98      188.461    274.959    264.224
12/31/98      218.461    310.591    300.441
1/29/99       152.308    355.693    348.882
2/26/99       123.077    323.784    315.522
3/31/99       113.846    347.161    340.365
4/30/99       123.077    356.452    346.945

                 BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

    The following table sets forth information as of July 23, 1999 (except as otherwise noted), regarding the beneficial ownership of the common stock of the Company, its only class of equity security outstanding, by each director or nominee for director of the Company, by each current executive officer of the Company named in the Summary Compensation Table herein, by all directors, nominees and current executive officers as a group, and by each person (including any "group" as that term is used in section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known by the Company to be the beneficial owner of more than five percent of the common stock of the
Company:

                                                                             AMOUNT AND NATURE OF
                                                                                  BENEFICIAL           PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                             OWNERSHIP(1)        OUTSTANDING(2)
--------------------------------------------------------------------------  ----------------------  -----------------
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS:
Paul Baszucki.............................................................            418,103(3)              3.8
David R. Richard..........................................................             87,037(4)                *
Kevin Paulsen.............................................................             46,252(5)                *
Kenneth S. MacKenzie......................................................             18,126(6)                *
Roger D. Van Buesekom.....................................................             88,778(7)                *
Dr. Jagdish N. Sheth......................................................             19,770(8)                *
Herbert F. Trader.........................................................             28,770(9)                *
Constance M. Levi.........................................................             25,170(10)               *
Gerald D. Pint............................................................             19,270(11)               *
Richard W. Cohen..........................................................            511,383(12)             4.7
All directors, nominees and executive officers as a group (11 persons,
  including those named above)............................................          1,278,409(13)            11.6
OTHER BENEFICIAL OWNERS:
Heartland Advisors, Inc...................................................          1,853,400(14)            17.1
  790 North Milwaukee Street
  Milwaukee, WI 53202
David L. Babson & Company, Incorporated...................................            647,500(15)             6.0
  One Memorial Drive
  Cambridge, MA 02142
US Bancorp................................................................            627,956(16)             5.8
  601 Second Avenue South
  Minneapolis, MN 55402

------------------------

*   Less than one percent

 (1) Each person has sole voting and sole dispositive powers with respect to the outstanding shares held by the indicated person, except as otherwise noted.

 (2) Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options held by the indicated person were exercised.

 (3) Includes 570 shares owned by Mr. Baszucki's spouse and 17,267 shares owned by a family foundation with respect to which Mr. Baszucki serves as trustee. Mr. Baszucki disclaims beneficial ownership of all such shares. Also includes 17,000 shares issuable to Mr. Baszucki upon exercise of options exercisable within 60 days.

 (4) Includes 56,500 shares issuable to Mr. Richard upon exercise of options exercisable within 60 days.

 (5) Includes 12,250 shares issuable to Mr. Paulsen upon exercise of options exercisable within 60 days.

 (6) Includes 16,250 shares issuable to Mr. MacKenzie upon exercise of options exercisable within 60 days.

 (7) Includes 21,181 shares held by a trust with respect to which Mr. Van Beusekom serves as trustee. Also includes 17,500 shares issuable to Mr. Van Beusekom upon exercise of options exercisable within 60 days.

 (8) Includes 17,000 shares issuable to Dr. Sheth upon exercise of options exercisable within 60 days.

 (9) Includes 2,000 shares issuable to Mr. Trader upon exercise of options exercisable within 60 days.

 (10) Includes 22,000 shares issuable to Ms. Levi upon exercise of options exercisable within 60 days.

 (11) Includes 2,000 shares issuable to Mr. Pint upon exercise of options exercisable within 60 days.

 (12) Includes 25,646 shares owned by Mr. Cohen's spouse, 104,556 shares held by Mr. Cohen in his capacity as custodian for minor children and 247,748 shares owned by various trusts and foundations with respect to which Mr. Cohen serves as trustee. Mr. Cohen disclaims beneficial ownership of all such shares. Also includes 6,000 shares issuable to Mr. Cohen upon exercise of options exercisable within 60 days.

 (13) Includes 178,750 shares issuable to the Company's officers and directors pursuant to the exercise of options held by them and exercisable within the next 60 days.

 (14) According to a Schedule 13G dated May 10, 1999, and filed with the Securities and Exchange Commission, Heartland Advisors, Inc. has sole dispositive power with respect to all such shares and sole voting power over 1,260,600 shares.

 (15) According to a Schedule 13G dated January 26, 1999, and filed with the Securities and Exchange Commission, David L. Babson & Company, Inc. has sole voting power and sole dispositive power with respect to all such shares.

 (16) A Schedule 13G dated February 11, 1999 and filed by US Bancorp with the Securities and Exchange Commission states that US Bancorp has sole voting power with respect to all such shares, shared dispositive power with respect to 710 of such shares and sole dispositive power with respect to 604,956 shares.

                             PROPOSAL TO ADOPT THE
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                                OF NORSTAN, INC.

    On June 17, 1999, the Board of Directors of the Company adopted the 2000 Employee Stock Purchase Plan of Norstan, Inc. (the "Stock Purchase Plan"), subject to approval by the Company's shareholders. The Stock Purchase Plan is intended to create an identity of interest between the Company's employees and shareholders by providing employees with an incentive to purchase shares of the Company's common stock. Under the terms of the Stock Purchase Plan, employees may acquire shares of the Company's stock at a 15 percent discount from their fair market value. In addition, the Stock Purchase Plan provides a mechanism whereby employees may pay for their share purchases with periodic deductions from their payroll. The complete text of the Stock Purchase Plan is attached hereto as Exhibit A to the Proxy Statement. In the event that shareholder approval is not received, the Stock Purchase Plan will be terminated.

SCOPE

    The Stock Purchase Plan authorizes the issuance of up to 400,000 shares of the Company's common stock to eligible participants. The Stock Purchase Plan does not have a stated term.

OFFERINGS UNDER THE STOCK PURCHASE PLAN

    Each calendar quarter, the Company will offer participants the option to purchase shares of common stock through voluntary payroll deductions for up to 10 percent of their base compensation. Substantially all of the employees and its subsidiaries will be eligible to participate in the Stock Purchase Plan. Under the Stock Purchase Plan, the option exercise price for shares of common stock will be eighty-five percent of the closing price of the Company's common stock as reported on Nasdaq (or any other national securities exchange) on the first or the last day of each three month Offering Period (as defined in the Stock Purchase Plan), whichever is lower. Employees may acquire up to that number of full shares purchasable at the option exercise price with ten percent of their compensation, subject to certain limitations. Shares of the Company's common stock are purchased for the account of each participant at the conclusion of the application Offering Period with funds deducted from the participant's payroll during such period.

ELIGIBILITY

    Subject to certain limitations involving the magnitude of (i) existing beneficial ownership of the Company's common stock, and (ii) options to acquire the Company's common stock previously granted during the year under all benefit plans sponsored by the Company, all employees of the Company and its subsidiaries who have attained the age of 18 and completed one month of employment are eligible to participate in the Stock Purchase Plan.

ADMINISTRATION

    The Stock Purchase plan will be administered by the Company's Board of Directors. Expenses of administering the Stock Purchase Plan will be borne by the Company.

ADJUSTMENTS; TERMINATION; AND AMENDMENT

    In the event of any change in the Company's capitalization, including any merger, consolidation, acquisition or stock split, appropriate adjustments will be made to the number and class of shares available under the Stock Purchase Plan, the purchase price per share and the associated share purchase rights. The Board of Directors may terminate or amend the Stock Purchase Plan; PROVIDED, HOWEVER, that in the absence of shareholder approval, the Board may not: (i) increase the maximum number of shares which may be issued under the Plan; or
(ii) amend the requirements as to the class of employees eligible to purchase stock under the Stock Purchase Plan.

TAX TREATMENT OF THE PARTICIPATING EMPLOYEES

    Participating employees will not recognize income for federal income tax purposes either upon enrollment of the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift, or dies.

    If shares are held for the greater of: (a) one year after the date of purchase; and (b) two years from the applicable date of grant, or if the participating employee dies while owning the shares, the participating employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) equal to the excess of the fair market value of the shares on the date of purchase over the purchase price. All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

    If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") prior to the expiration of holding period described above, the participating employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss.

TAX TREATMENT OF THE COMPANY

    The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participating employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

    The above discussion is intended to summarize the applicable provisions of the Internal Code that are in effect as of the date hereof. The tax consequences of participating in the Stock Purchase Plan may vary with respect to individual situations. Accordingly, employees should consult with their tax advisors in regard to the tax consequences of participating in the Stock Purchase Plan as to both federal and state income tax considerations.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ADOPTING THE 2000 EMPLOYEE STOCK PURCHASE PLAN OF NORSTAN, INC.

                       PROPOSAL TO RATIFY THE APPOINTMENT
                            OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Arthur Andersen LLP as independent public accountants to audit the books, records and accounts of the Company for the fiscal year ending April 30, 2000. The firm also audited the books, records and accounts of the Company for the fiscal year ended April 30, 1981 and for each fiscal year thereafter.

    Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

    All shares represented by proxies that have been properly executed and returned will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon. Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares present in person or by proxy at the 1999 Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                           PROPOSALS OF SHAREHOLDERS

    Any proposal of a shareholder of the Company intended to be presented at the Annual Meeting of Shareholders in 2000 must be received at the Company's office on or before April 20, 2000 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. If the Company is not provided notice of a shareholder proposal which the shareholder has not previously sought to include in the Company's proxy statement by July 4, 2000, the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting.

                         COMPLIANCE WITH SECTION 16(A)

    The Company's directors, its executive officers, and any persons holding more than 10% of the Company's total issued and outstanding shares of common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that the filing requirements for the last fiscal year were satisfied and that all required forms were timely filed. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10 percent of common stock and copies of the reports that they have filed with the Securities and Exchange Commission.

                        FINANCIAL AND OTHER INFORMATION

    The Company's Annual Report for the fiscal year ended April 30, 1999, including financial statements, is being sent to shareholders of record as of the close of business on July 23, 1999 together with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended April 30, 1999 as filed with the Commission to any shareholder who submits a written request to the Company's offices, Attention: Investor Relations, Norstan, Inc., 5101 Shady Oak Road, Minnetonka, MN 55343-4100. The Company's Annual Report is also available on the World Wide Web at the following address: www.norstan.com.

                                 OTHER MATTERS

    At the date of this Proxy Statement, management knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

                                          By Order of the Board of Directors
                                          /s/ NEIL I. SELL, SECRETARY

August 18, 1999

                                                                       EXHIBIT A

                       2000 EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                                 NORSTAN, INC.

    1. PURPOSE. Norstan, Inc. (hereinafter referred to as the "Company") proposes to grant to employees of the Company and of such subsidiaries as the Company's Board of Directors (the "Board of Directors") may designate from time to time the opportunity to purchase common stock of the Company. Such common stock shall be purchased pursuant to this Plan, which is the 2000 EMPLOYEE STOCK PURCHASE PLAN OF NORSTAN, INC. (hereinafter referred to as the "Plan"). The Plan is intended to encourage stock ownership by all employees of the Company, and to be incentive to them to remain in its employ, improve operations, increase profits and contribute more significantly to the Company's success.

    2. RULES OF INTERPRETATION. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended ("Section 423"), and shall be construed in a manner consistent with the requirements of Section 423, or any successor provision, and the regulations thereunder.

    3. ADMINISTRATION OF THE PLAN. This Plan shall be administered by the Board of Directors of the Company; however, the Board of Directors may, from time to time, delegate its administrative or other duties under the Plan to an agent. The Board of Directors shall have full power and authority to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including without limitations, the Company, its shareholders, and any employee participating in this Plan. The Board of Directors shall have the power to provide regulations for the administration of this Plan and to make any changes in such regulations as from time to time it deems necessary.

    4. STOCK SUBJECT TO THE PLAN. A total of 400,000 shares of the common stock, par value $.10 per share, of the Company may be issued under this Plan, subject to adjustment as provided herein.

    5. OFFERINGS. There will be four annual offerings of the Company's common stock under the Plan each calendar year (the "Offering Period(s)"). In each calendar year, the first Offering Period will begin on January 1 and end on March 31, the second Offering Period will begin on April 1 and end on June 30, the third Offering Period will begin on July 1 and end on September 30, and the fourth Offering Period will begin on October 1 and end on December 31. The first day of each Offering Period shall be deemed the "Offering Commencement Date" and the last day the "Offering Termination Date" for such Offering Period.

    6. ELIGIBILITY. Any employee of the Company or its Subsidiaries who has attained the age of 18 and completed one month of employment is eligible to participate in this Plan. For purposes of this Plan, "Subsidiary" means any entity, at least 75 percent of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, presently or in the future, by the Company.

    7. PARTICIPATION. Any eligible employee may elect to participate in this Plan at any time during the continuance of this Plan by delivering to the Company an authorization for payroll deductions, executed by the participating employee (the "Participant"), in such form as may be prescribed by the Company from time to time (a "Subscription Agreement"). Such elections are to be effective the first day of the next pay period succeeding processing of the authorization form and will apply to the current Offering Period and any subsequent Offering Period until such election is changed or revoked by the Participant.

    An employee's participation in this Plan is entirely voluntary. Each employee shall understand that there are risks involved in stock ownership and that the Company, its Subsidiaries and their officers and directors are making no recommendations to their employees regarding the purchase of shares of the Company, which is a personal decision for each employee.

    8. EMPLOYEE CONTRIBUTIONS. A Participant shall, by completing a Subscription Agreement, authorize payroll deductions in an amount specified by the Participant in said form. No payroll deduction shall be less than $10.00 per pay period, nor more, per pay period, than 10% of the gross pay of the Participant. Such authorization form shall be effective for the current Offering Period and all future Offering Periods until changed or revoked by the Participant. Subsequent to the completion of such authorization form, not more than one change in the authorized payroll deduction may be made by the Participant in each Offering Period. The effective date of any change in future payroll deductions will be the first day of the next pay period succeeding processing of the change form.

    Payroll deductions which are authorized by Participants who are paid compensation in foreign currency shall be used to purchase the maximum number of shares allowed pursuant to the Plan. Prior to each Offering Period's purchase/exercise, the Participants' functional currency payroll deductions will be converted to United States dollars based on the applicable exchange rate as of the Offering Termination Date.

    9. NUMBER OF SHARES. On the Commencement Date of each Offering Period, each Participant shall be deemed to have been granted an option to purchase a maximum number of shares of common stock equal to:

        (i) that percentage of the Participant's compensation which the Participant has elected to have withheld (but not in any case in excess of 10%) multiplied by the Participant's gross pay during the Offering Period then divided by the applicable Stock Price determined as provided in Section 10 below, or

        (ii) the flat per pay period dollar amount which the Participant has elected to have withheld (but not in any case in excess of 10% of the Participant's gross pay) multiplied by the number of pay periods during the Offering Period then divided by the applicable Stock Price determined as provided in Section 10 below.

    10. STOCK PRICE. The option price of stock purchased with payroll deductions made during any Offering Period (the "Stock Price") for a Participant therein shall be the lower of:

        (i) 85 percent of the closing price of the stock on the Offering Commencement Date for such Offering Period or the nearest prior business day on which trading occurred on the NASDAQ National Market System, or

        (ii) 85 percent of the closing price of the stock on the Offering Termination Date for such Offering Period or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

    11. LIMITATIONS ON PURCHASE. Anything herein to the contrary notwithstanding:

        (i) no Participant shall have the right to purchase common stock nor be granted options to purchase common stock under the Plan and all other employee stock purchase plans of the Company, if any, at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the beginning of each calendar year) for each calendar year in which such option is outstanding at any time. The foregoing provision shall be interpreted so as to comply with Section 423(b)(8).

        (ii) No Participant shall be granted an option if, immediately after the grant, such Participant would own stock and/or hold outstanding options to purchase stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company. For purposes of determining stock ownership under this subparagraph
    (iii), the rules of Section 424(d) of the Internal Revenue Code, or any successor provision, shall apply.

       (iii) The Board of Directors may, in its discretion, limit the number of shares available for the Plan during any Offering Period, as it deems appropriate.

    12. EXERCISE OF OPTION/STOCK PURCHASE. Provided that a Participant has been continuously employed by the Company or its Subsidiaries through the end of a given Offering Period, then the Participant's option for the purchase of stock granted during such Offering Period will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of shares, including fractional shares, of common stock which the accumulated payroll deductions the Participant has made during the Offering Period will purchase at the applicable Stock Price (but not in excess of the number of shares for which outstanding options have been granted to the Participant pursuant to Section 9 and/or in excess of any limits set forth in
Section 11).

    Shares purchased under the Plan will come from the Company's authorized but unissued shares of common stock.

    13. DELIVERY OF STOCK. As promptly as practicable after the Offering Termination Date of each Offering Period, the Company will deliver to each Participant in such Offering Period, as appropriate, the shares of common stock purchased therein upon exercise of such Participant's option. The Company may determine, in its discretion, the manner of delivery of shares of common stock purchased under the Plan, which may be by electronic account entry into new or existing accounts, delivery of stock certificates or such other means as the Company, in its discretion, deems appropriate.

    14. STOCK TRANSFER RESTRICTIONS. The Plan is intended to satisfy the requirements of Section 423 of the IRS Code. A Participant will not obtain the benefits of this provision if such Participant disposes of shares of common stock acquired each Offering Period pursuant to the Plan within two (2) years from the Offering Commencement Date of the applicable Offering Period or within one (1) year from the date such common stock is purchased by the Participant, the Offering Termination Date, whichever is later.

    15. REFUND OF EMPLOYEE CONTRIBUTIONS. At any time prior to the Offering Termination Date of an Offering Period, all amounts contributed hereunder by a Participant by authorized payroll deductions during the applicable Offering Period shall be refunded, without interest, to the Participant at his or her request. If a Participant causes his or her contributions for any Offering Period to be refunded, payroll deductions shall not resume in any succeeding Offering Period until the Participant delivers to the Company a new Subscription Agreement.

    If the Board of Directors of the Company suspends or terminates this Plan as hereinafter provided, it shall cause all amounts deducted hereunder from the Participants' gross pay during the Offering Period in which such suspension or termination occurs to be refunded, without interest, to the Participants.

    16. TERMINATION OF EMPLOYMENT. If a Participant's employment with the Company or its Subsidiaries is terminated for any reason, or upon the death of the Participant, all amounts deducted under this Plan from the Participant's gross pay during the Offering Period in which such termination or death occurs shall be refunded, without interest, to the Participant.

    17. ASSIGNMENT. The interest of a Participant hereunder with respect to any options/shares is not subject to the claims of creditors, or to assignment or transfer other than by will or the laws of descent and distribution.

    18. DILUTION OR OTHER ADJUSTMENTS, DIVIDENDS. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such adjustments with respect to the shares subject to this Plan, or any provision of this Plan, as it deems equitable to prevent dilution or enlargement of the interests of Participants in this Plan.

    19. MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION. If the Company or any of its Subsidiaries shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, liquidation, or similar transaction, the Board of Directors shall have the power to make such arrangements as it deems necessary, which may include termination of this Plan, with respect to the amounts deducted hereunder from the Participants' gross pay, and such arrangements shall be binding upon all persons, including without limitation, the Company, its shareholders, and any Participant in this Plan.

    20. AMENDMENT AND TERMINATION. The Board of Directors shall have the right at any time during the continuance of this Plan to amend, modify, supplement, suspend or terminate this Plan, provided that in the absence of the approval of the holders of a majority of the shares of common stock present in person or by proxy at a duly constituted meeting of shareholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under this Plan, unless such increase is by reason of any change in capital structure referred to in Section 18 hereof or (ii) materially modify the requirements of plan eligibility.

    21. SECURITIES LAWS. The issuance of shares of common stock pursuant to this Plan shall be subject to all applicable laws, rules and regulations; shares shall not be issued hereunder except upon approval of appropriate governmental agencies or stock exchanges as may be required.

    22. REPORTS. The Company shall make available to each Participant under this Plan a copy of the Company's Annual Report to Shareholders each year during the continuance of this Plan.

    23.  MISCELLANEOUS.

        (i) A prospectus covering the shares offered under this Plan shall be made available to each employee who is eligible to participate herein.

        (ii) Each employee who becomes a Participant in this Plan shall be deemed to have accepted all the terms and conditions contained in this Plan, and shall be fully bound thereby.

       (iii) This Plan shall be subject to changes, if any, which may be ordered by the United States Securities and Exchange Commission or the appropriate regulatory authorities in any states in which this Plan is registered or filed.

        (iv) This Plan shall be construed according to the laws of the state of Minnesota.

    24. COMPLIANCE WITH SECTION 16(B). In the case of Participants who are or may be subject to Section 16 of the Securities and Exchange Act of 1934 (the "Act"), it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16(b)-3, so that such persons will be entitled to the benefits of Rule 16(b)-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision or award shall be deemed void as applicable to Participants who are or may be subject to Section 16 of the Act.

                                  NORSTAN, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           TUESDAY, SEPTEMBER 21, 1999
                                    2:00 P.M.

                                5101 SHADY OAK ROAD,
                                MINNETONKA, MN 55343




  NORSTAN, INC.
  5101 SHADY OAK ROAD, MINNETONKA, MN 55343                               PROXY
-------------------------------------------------------------------------------

                                     NORSTAN, INC.
               PROXY FOR ANNUAL MEETING OF SHAREHOLDERS-SEPTEMBER 21, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the shareholder, but if no direction is made in the space provided, it will be voted FOR the election of all nominees to the Board of Directors, FOR the proposal to adopt the 2000 Employee Stock Purchase Plan of Norstan, Inc. and the reservation for issuance there under of 400,000 shares of the Company's common stock, and FOR the engagement of Arthur Andersen LLP as auditors for the fiscal year ending April 30, 2000.

The undersigned, a shareholder of Norstan, Inc. (the "Company") hereby appoints Paul Basucki and David R. Richard, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Shareholders of Norstan, Inc. to be held at the offices of the Company, 5101Shady Oak Road, Minnetonka, Minnesota on Tuesday, September 21, 1999, at 2:00 p.m., and any adjournments or postponements thereof upon matters set forth below, with all the powers which the undersigned would possess if personally present.



                         SEE REVERSE FOR VOTING INSTRUCTIONS

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Norstan, Inc. c/o Shareowner Services,-SM- P.O. Box 64873, St. Paul, MN 55164-0873












                            - Please detach here -



1. Election of directors:   01 Paul Basucki        02 David R. Richard    / / Vote FOR         / / Vote WITHHELD
                            03 Richard Cohen       04 Constance M. Levi       all nominees         from all nominees
                            05 Gerald D. Pint      06 Jagdish N. Sheth
                            07 Herbert E. Trader


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2.   ADOPTION OF THE 2000 EMPLOYEE STOCK
     PURCHASE PLAN of Norstan INC. AND     / /  For  / /  Against  / /  Abstain
     RESERVATION OF 400,000 SHARES OF
     COMMON STOCK FOR, ISSUANCE
     THEREUNDER.

3.   APPROVAL OF ARTHUR ANDERSEN LLP AS
     INDEPENDENT AUDITORS FOR THE FISCAL   / /  For  / /  Against  / /  Abstain
     YEAR ENDING APRIL 30, 2000.

4.   Upon such other business as may
     properly come before the meeting
     and any adjournments or               / /  For  / /  Against  / /  Abstain
     postponements thereof.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS, THE PROPOSAL TO ADOPT THE 2000 EMPLOYEE STOCK PURCHASE PLAN OF NORSTAN, INC. AND THE ENGAGEMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2000.

Address Change? Mark Box  / /   The undersigned hereby revokes all previous
Indicate changes below:         proxies relating to the shares covered hereby
                                and acknowledge receipt of the Notice and Proxy
                                Statement relating to the Annual Meeting.

                                Dated: _________________________, 1999

                                Signaturer(s) in Box
                                (SHAREHOLDERS MUST SIGN EXACTLY AS THE NAME
                                APPEARS AT LEFT. WHEN SIGNED AS A CORPORATE
                                OFFICER, EXECUTOR, ADMINISTRATOR, TRUSTEE,
                                GUARDIAN, ETC., PLEASE GIVE FULL TITLE AS SUCH. BOTH JOINT TENANTS MUST SIGN.)